Exhibit (10)(9)

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Experts” and to the use of our report dated September 16, 2013, in the Registration Statement (Form S-1 No. 333-168227) of Direxion Shares ETF Trust II dated December 20, 2013 to be filed on or around December 20, 2013.

/s/ Ernst & Young LLP

New York, NY

December 20, 2013